Property and equipment net (Tables)	12 Months Ended
Sep. 30, 2025
Property and equipment net
Schedule of property, plant and equipment, stated at cost less accumulated depreciation
	As of	As of
	September 30,	September 30,
	2025	2024

Machinery and equipment	-	$64,938
Transportation equipment	$29,450	29,489
Office equipment	16,672	3,064
Subtotal	46,122	97,491
Accumulated depreciation	(9,342)	(55,198)
Total	$36,780	$42,293